ADVISORSHARES TRUST

 AdvisorShares msos 2x daily ETF

NYSE Arca Ticker: msox

Supplement dated September 19, 2023 to the

Prospectus and Summary Prospectus dated August 10, 2022

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus for the AdvisorShares MSOS 2x Daily ETF (the “Fund”) and should be read in conjunction with those documents.

The Fund recently has been experiencing increased volatility as a result of regulatory news relating to cannabis as well as operational difficulties and capacity constraints with swap counterparties. During this period, the Fund’s ability to achieve daily investment results that correspond to two times (2x) the return of AdvisorShares Pure US Cannabis ETF (MSOS) has been affected. While the Fund expects the current situation to be resolved shortly, such events may occur from time to time in the future. The Fund’s ability to achieve its target leverage may be affected by several things including, but not limited to, fees and expenses, assets under management, volatility in the cannabis market, unusual end-of-day volatility, regulatory limitations, end-of-day capacity constraints, and counterparty limitations.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.